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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Olympic Cascade Financial Corporation (the "Company") on Form 10-Q for the fiscal quarter ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert H. Daskal, Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                             /s/ Robert H. Daskal
                                             Robert H. Daskal
                                             Acting Chief Financial Officer
                                             August 12, 2003



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